Exhibit 10.7

English translation for convenience purposes only

Loan Contract of Circulating Fund

No.                C2013 Lend 200104180002

Borrower (Party A):      Wuhan Kingold Jewelry Co., Ltd___________

Business License No.:       420100000023089____________

Legal Representative/Principal:     Zhihong Jia___ Telephone:         027-65694880

Address:      #15 Huangpu Technology Park, Jiang an District Wuhan

Lender (Party B): Hubei Bank Co., Ltd. _Jiang an Wuhan Branch

Legal Representative/Principal:         Yan Jiang

Address:       No.1155 Jiefang Road, Jiang an District, Wuhan, Hubei Province

Telephone:       027-82220385                                Postcode:

Article 1 Currency and Amount of Loan

The amount of loan under the Contract is RMB (Capital): FIFTY MILLION.

Article 2 Life of Loan

The life of loan under the Contract is four (4) months, i.e., from ___10__ day __12___ month __2013___year to ___18__ day__04___ month __2014___year.

When the starting date of the life of loan under the Contract is inconsistent with the date of loan transfer voucher (Receipt for a loan, similarly hereinafter), it shall be subject to the actual lending date specified in transfer voucher of first loan, and the due date of loan under this Article shall be adjusted correspondingly. The loan transfer voucher (Receipt for a loan) is a part of the Contract with equal force of law.

During the life of loan, the Lender can issue a loan in installments according to the actual needs of the borrower. The specific amount and date of loan in different periods is subject to the record of receipt for a loan.

The Borrower shall draw money by strictly conforming to the agreed date of drawing. Even if the actual date of drawing is later than the agreed date, the Borrower still needs to repay the loan according to the agreed date of repayment.

Article 3 Purpose of Loan

The purpose of loan under the Contract is used for: operating turnover.

Without the written approval of the Lender, the Borrower cannot use the loan for other purposes, including but not limited to the investment of fixed assets, stock right, etc., and other production and operation areas and uses that our country prohibits.

Article 4 Interest Rate of Loan, Interest Settlement and Default Interest

1.	Interest rate of loan:

The interest rate of loan under the Contract is annual rate. It is the _SECOND__ kind as follows:

(1)	Fixed rate, i.e. __∕_%. During the life of loan, it is unchangeable.
(2)	Fixed rate, i.e. rising___ (choose “rising” or “lowering”) 10% based on the benchmark interest rate of value date. During the life of loan, it is unchangeable.

Exhibit 10.7 English translation for convenience purposes only

(3)	Floating interest rate, i.e. ___∕__ (choose “rising” or “lowering”) _∕__% based on the benchmark interest rate of value date. From the value date to the date of paying off all principal and interest under the Contract, the interest rate will be adjusted every _∕___ month according to the benchmark interest rate of that day of adjustment and the above rising/lowering rate. The adjustment date of interest rate is the corresponding day of value date in that month. If there is no corresponding day of value date, the last day of that month will be the adjustment date.
(4)	Others:______________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
2.	Interest settlement
(1)	If the loan is lending at fixed rate, the interest will be calculated according to the agreed rate when settling. If the loan is lending at floating interest rate, the interest will be calculated according to the certain rate of different floating periods. If the interest rate is floating more than once during a period of interest settlement, the interests of different floating periods will be calculated firstly, then these interests will be totaled up on settlement date.
(2)	The interest settlement of loan under the Contract is based on the following __SECOND__ way:
(2.1)	Monthly interest settlement. The interest settlement date is fixed on the 20th day of every month. The last payment of interest is on due date of the Contract;
(2.2)	Quarterly interest settlement. The interest settlement date is fixed on the 20th day of last month of every season. The last payment of interest is on due date of the Contract;
(2.3)	_______________________________________________________________
(3)	Repayment of principal and interest once. The interest will be paid off once on due date of principal.
3.	Default interest
(1)	If the Borrower fails to repay the loan within the contracted time, the loan interest rate will increase by _50___% on the basis of the rate agreed in the first provision of this Article to calculate the overdue interest since overdue date until paying off the principal and interest.
(2)	If the Borrower fails to use the loan in accordance with the agreed purposes, the loan interest rate will increase by _100___% on the basis of the rate agreed in the first provision of this Article to calculate the interest of diversion part since the diversion date until paying off the principal and interest.
(3)	For the overdue and diversion loan, the interest will be calculated according to the higher interest rate between the above provision (1) and (2).

Exhibit 10.7 English translation for convenience purposes only

(4)	For the overdue and default interest the Borrower fail to pay, the compound interest will be calculated according to the default interest rate stipulated in this Article.
4.	Others:_____________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________.

Article 5 Drawing conditions

Unless Party B gives up fully or partially, Party B is only obliged to loan when the following conditions are met constantly:

(1)	Party A has completed the approval, registration, payment, insurance and other legal procedures in relation to the Contract;
(2)	If the Contract has guarantee, the guarantee which meets the requirements of Party B has taken effect and will be continuously effective;
(3)	Party A has opened drawing and repayment accounts in accordance with requirements of Party B;
(4)	Any default or situation stipulated in the Contract which may endanger the security of Party B’s obligatory rights doesn’t happen to Party A;
(5)	Laws and regulations, rules or authorized departments don’t prohibit nor limit the loan lent by Party B under the Contract;
(6)	The Borrower has submitted the resolution and certificate of authorization that the board of directors or other authorized departments agree to sign and fulfill to the Lender;
(7)	The declaration and promise of the Borrower are continuously effective;
(8)	Other drawing conditions stipulated by law and agreed by both parties:

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________.

Article 6 Drawing date and way

(1)	The Borrower shall follow the _FIRST__ kind of drawing date and way:
(1.1)	Draw money once on _10__day _12__ month _2013__ year. Party A shall send the application of drawing at least ___ workdays before the agreed drawing date to Party B. Party A can only draw money with the agreement of Party B after Party B’s checking.
(1.2)	Draw money within the following drawing period:

From the signing date of the Contract to ___ day ___ month ___ year, all drawings shall be carried out within the drawing period. Party A shall send the application of drawing at least ___ workdays before the planned drawing date to Party B. Party A can only draw money with the agreement of Party B after Party B’s checking.

Article 7 Payment of loan

(1)	Lending account

The lending account under the Contract shall follow the __FIRST_ way. The specific account number is shown in detail in the application of drawing submitted by the Borrower:

Exhibit 10.7 English translation for convenience purposes only

(1.1)	Within ____ workdays since the effective date of the Contract and before the lending of first loan, Party A shall open a special lending account in Party B for the lending and payment of all loans under the Contract.
(1.2)	Other accounts opened by Party A in Party B.
(2)	Payment methods of loan
(2.1)	The payment methods of loan shall follow laws and regulations, rules of regulating and agreement of the Contract. The payment method of a withdrawal shall be confirmed in the application of drawing. If the Lender considers the payment method of loan chosen in the drawing application inconsistent with requirements, the Lender has the right to change the method or stop the lending and payment of loan.
(2.2)	The payment of loan under the Contract shall follow the _FIRST__ way:
(2.2.1)	Entrusted payment by the Lender. In other words, the Lender pays the loan to the counterparty of the Borrower which conforms to the agreed purposes of the Contract, according to the drawing application and payment order. According to the relevant regulations of China Banking Regulatory Commission and interior administrative regulations of the Lender, the entrusted payment by the Lender shall be adopted when conforming to the one of the following payments of loan:
a.	The credit relation between the Lender and Borrower is newly established and the credit rating of the Borrower doesn’t reach the interior requirements of the Lender;
b.	When applying for the drawing, the object of payment is clear (with clear account and account name) and the amount of a fund exceeds RMB 10 million (not including);
c.	Other situations stipulated by the Lender or agreed with the Borrower:

______________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________.

(2.2.2)	Direct payment by the Borrower. In other words, after the Lender paying the loan to the account of the Borrower according to the drawing application, the Borrower directly pay the counterparty which conforms to the agreed purposes of the Contract. The payment of loan shall be directly paid by the Borrower except under the preceding provision of 2.2.1 which adopts entrusted payment by the Lender.
(2.3)	Modifications of payment methods. After submitting the drawing application, if the payment, credit rating and other conditions of the Borrower are modified, as to the loan of direct payment which meets the condition of entrusted payment of provision (2) in this Article, the payment method shall be modified. The changes of payment method or modifications of amount or object of payment or purposes of loan shall be explained to the Lender in written application by the Borrower. The Borrower shall resubmit the drawing application and relevant transaction data which can prove the purposes of loan funds.

Exhibit 10.7 English translation for convenience purposes only

(2.4)	Specific requirements of entrusted payment of loan
(2.4.1)	Entrusting the payment. The Borrower shall have the clear entrusted payment in drawing application when conforming to the entrusted condition of the Lender, i.e. authorizing and entrusting the Lender to directly pay the loan to the account of the counterparty appointed by the Borrower in accordance with the purposes of the Contract and provide the name, account, amount of payment and other necessary information of counterparty which receives the money.
(2.4.2)	Providing the transaction data. The Borrower shall provide the information of loan account and account of counterparty as well as the evidentiary materials which prove the drawing in accordance with the agreed purposes of the loan Contract at every time of drawing when conforming to the entrusted condition of the Lender. The Borrower must guarantee all data providing for the Lender are true, full and effective. The Lender will not be responsible for the failure of entrusted payment due to the untruthfulness, inaccuracy and incompleteness of relevant transaction data provided by the Borrower. The repayment obligation of the Borrower under the Contract will not be influenced.
(2.4.3)	Fulfillment of obligation of entrusted payment by the Lender
a.	When adopting the entrusted payment by the Lender, after the Borrower submitting the entrusted payment and relevant transaction materials, the loan will be paid to the counterparty of the Borrower through the account of the Borrower with the agreement of the Lender after checking.
b.	When the Lender finds the relevant transaction data provided by the Borrower, including evidentiary materials of purposes, etc., inconsistent with the Contract or having other defects, the Lender is entitled to require the Borrower to complement, replace, explain or resubmit the relevant data. The Lender has the right to refuse the lending and payment of relevant loan before the Borrower submitting relevant transaction data which is considered appropriate by the Lender.
c.	If the opening bank of the counterparty’s account refund, leading to the Lender’s failure of payment to the counterparty the in accordance with the entrusted payment of the Borrower, the Lender takes no responsibility. The repayment obligation of the Borrower under the Contract is not influenced. The Borrower hereof authorizes the Lender to freeze the amount of money refunded by the opening bank of the counterparty’s account. Under such situation, the Borrower shall resubmit the authorization of payment, evidentiary materials of purposes and other relevant transaction data.
(2.4.4)	The Borrower is not allowed to avoid the entrusted payment of the Lender by breaking up the whole loan into parts.
(3)	After issuing the loan, the Borrower shall timely provide the using records and data of loan according to requirements of the Lender. The above materials that shall be provided including but not limited to:

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

Exhibit 10.7 English translation for convenience purposes only

(4)	The Lender has the right to redefine conditions of issuing and paying loan or to stop making and paying loan if the following situations happen:
(4.1)	The Borrower defaults the Contract and avoids the entrusted payment of the Lender by breaking up the whole loan into parts;
(4.2)	The Borrower’s credit rating lowers or the main business has weak profitability;
(4.3)	The use of loan is abnormal;
(4.4)	The Borrower doesn’t provide the using records or data of loan timely in accordance with requirements of the Lender;
(4.5)	The Borrower defaults this Article and fails to pay the loan.

Article 8 Repayments

(1)	The Borrower designates the following account as the account of repayment of loan. The Borrower shall timely provide the inflow and outflow situation of funds of the account. The Lender has the right to require the Borrower to explain the large amount of fund and abnormal situation of fund inflow and outflow, as well as to supervise the account.

Account name: __Wuhan Kingold Jewelry Co., Ltd_____________________

Account number: __100500120100010239___________________________

(2)	The Borrower shall repay the loan under the Contract in accordance with the following _FIRST__ plan of repayment unless otherwise agreed by both parties:
(2.1)	Repay the full loan under the Contract on due date of life of loan.
(2.2)	Repay the loan under the Contract according to the following plan of repayment:
(2.2.1)	_____ day ____ month ____ year; amount of money ___________________;
(2.2.2)	_____ day ____ month ____ year; amount of money ___________________;
(2.2.3)	_____day ____ month ____ year; amount of money ___________________;
(2.2.4)	_____ day ____ month ____ year; amount of money ___________________;
(2.2.5)	_____ day ____ month ____ year; amount of money ___________________;
(2.2.6)	_____ day ____ month ____ year; amount of money ___________________;
(2.3)	Other plans of repayment:

__________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________.

If the borrower needs to modify the above plans of repayment, the Borrower shall put forward a written application to the Lender _10____ banking days before the due date of loan. The modification of repayment plan shall gain the written confirmation of both parties.

(3)	Unless otherwise agreed, the Lender has the right to determine the order of the Borrower’s repayments of principal and interest of loan when they are both overdue; under the situation of installment, if there are more than one due loan and overdue loan under the Contract, the Lender has the right to determine the order of the Borrower’s repayments of some loans; if there are more than one due loan contract between the Borrower and Lender, the Lender has the right to determine the order of the contracts that the Borrower shall fulfill when repaying every loan.

Exhibit 10.7 English translation for convenience purposes only

(4)	Unless otherwise agreed, the borrower can repay the loan in advance, but the Borrower shall notice the Lender in writing 15 banking days before prepayment. The amount of prepayment is firstly used to repay the last due loan in accordance with the reverse order.

The Lender has the right to calculate and collect compensation in accordance with the standard of ______________ as to the part of prepayment.

(5)	The Borrower repays the loan in accordance with the following __FIRST__ way.
(5.1)	The Borrower shall deposits full amount of money in the Lender’s opening account not later __5___ banking days than the due date of every principal and interest to repay the loan. The Lender has the right to deduct the money from the account actively on the due date of every principal and interest.
(5.2)	Other ways of repayment agreed by both parties:

___________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________.

Article 9 Declaration and Promise of the Borrower

(1)	Declarations of the Borrower are as follows:
(1.1)	The Borrower has legally registered and exists with the approval of administration or competent authorities in charge of the industry and commerce, and has the ability of full civil rights and actions needed in signature and fulfillment of the Contract. If the Borrower is the legal person of newly established project, the controlling shareholders have good credit status with no major adverse record. The Borrower conforms to the qualifications of investor and business required by our country for underlying investments.
(1.2)	The Borrower has necessary rights and authorizations and can fulfill the Contract on its own.
(1.3)	The signature of the Contract by the Borrower shows the Borrower has all internal and external authorizations needed in signing and fulfilling the Contract. The Borrower’s signature and fulfillment of the Contract is voluntary and expression of the Borrower’s true meaning through all necessary legal authorization. The above authorizations, signature and fulfillment under the authorization don’t violate the Borrower’s incorporation articles or any laws, regulations, administrative arrangements, judicial decisions which have binding effect on the Borrower or the contract signed with the third party. All procedures (including approval, filing, registration, etc.) needed in signing and fulfilling the Contract by the Borrower have transacted legally with force of law. If there is any defect of right in the Borrower’s signature and fulfillment of the Contract leading to the default of the Contract, the Borrower shall immediately compensate all loss of the Lender without reserve.

Exhibit 10.7 English translation for convenience purposes only

(1.4)	The borrower has sufficient ability to fulfill all obligations and responsibilities under the Contract. The liability for satisfaction will not be relieved or avoided due to any change of instruction, financial status or any agreement signed with any department.
(1.5)	All documents, data, report forms, certifications, etc., provided by the Borrower for the Lender are accurate, true, full and effective. The Borrower shall keep every financial index required by the Lender constantly.
(1.6)	The Borrower shall apply for explaining to the Lender that the transaction background is true and legal and the transaction isn’t used for money laundering or other illegal purposes.
(1.7)	The borrower and the loan project reach our country’s environmental protection standard without existence of risk of energy consumption or pollution, rather than being the corporation and project of energy consumption, highlighted pollution problem and weak reform published and affirmed by our country’s relevant departments.
(1.8)	The Borrower doesn’t conceal any event which has happened or will happen with influence on the financial status and performance abilities of the Borrower and guarantor, probably leading to the Lender’s disagreement of lending, including but not limited to:
(1.8.1)	Litigation, arbitration and other controversial issues;
(1.8.2)	Debts and guarantees of the Borrower;
(1.8.3)	Other situations which may influence the financial status and performance abilities of the Borrower and guarantor.
(1.9)	The declaration, guaranty and promise of the Borrower are constantly effective with full and equal binding effect on the Borrower’s inheritor, attorney, receiver, trustee, and the subject after merger, reorganization and change of name. The modifications, complements or changes of the Contract are all considered as the Borrower’s repeated behavior.
(1.10)	When the Borrower defaults or fails to repay the due debt, including principal, interest and expense without sufficient property to repay the debt, the Lender has the prior subrogation right of any obligatory right, receivables, and other property rights owned by the Borrower directing at the third party. Both of the Borrower and the third party cannot raise an objection.
(1.11)	The Borrower agrees the loan business under the Contract is subject to the Lender’s regulations and the practices. The power of interpretation belongs to the Lender.
(1.12)	The Borrower admits the Lender’s signature based on the above declaration, guaranty, promise and trust.

Exhibit 10.7 English translation for convenience purposes only

(1.13)	Other matters declared by the borrower:

___________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________.

(2)	Promises of the borrower are as follows:
(2.1)	Report the financial statements (including but not limited to yearly report, quarterly report and monthly report) and other relevant materials on a regular basis or in time.
(2.2)	If the borrower has signed or will sign anti-guarantee agreement or similar agreement of warranty obligation with the guarantor of the Contract, the agreement will not damage any right of the Lender under the Contract.
(2.3)	Accept the credit check and supervision of the Lender, and give enough assistance and coordination. As to the direct payment, the Borrower shall report the payment and using situation of loan regularly according to the Lender’s requirements.
(2.4)	If the merger, separation, reduction of capital, change of stock rights (including but not limited to stock right transfer, trusteeship, escrow, pledge, etc.), joint operation, joint stock with foreign businessman, cooperation, contract operation, restructuring, reform, planned listing, other change of business pattern, application for stopping doing business due to internal rectification and dissolution, foreign investment, substantial increase of debt financing, transfer of major asset and obligatory right and other matters happen which will have bad effect on the debt paying ability, the Borrower shall notice the Lender in writing 30 days before and guarantee that it can put the repayment and guarantee of debt under the Contract into practice according to the Lender’s requirements. Otherwise, it means breach of contract.
(2.5)	If the following situations happen, the Borrower shall notice the Lender in writing within 5 days after happening and put the preservative measures of obligatory rights approved by the Lender within the designated time:
(2.5.1)	Modifications of the Borrower or guarantor’s articles of incorporation, business scope, registered capital and legal representative;
(2.5.2)	Involve in major lawsuits or arbitrations cases, or the property or guaranty is closed down, detained or supervised, or new guarantee is set on the basis of the guaranty;
(2.5.3)	Business closing, dissolution, clearing, stopping business for internal rectification, repealed, revoked business license, application for bankruptcy, etc.;
(2.5.4)	The shareholder, director and present senior manager is suspected of being involved in major cases or economic disputes, and change of main managers;
(2.5.5)	Defaults of the Borrower under other contracts;
(2.5.6)	Operational difficulties, worsening financial status or other situations.
(2.6)	The Borrower’s repayment of the Lender’s loan is prior to that of loan borrowed from its shareholders and is not inferior to the repayment of other creditors’ debts of same kind. In addition, from the effective date of the Contract to the full repayment of principal and interest of loan and relevant expanses under the Contract, the Borrower cannot return the loan borrowed from its shareholders.

Exhibit 10.7 English translation for convenience purposes only

(2.7)	The Borrower cannot dispose its own asset by reducing debt paying ability. The Borrower shall promise the total amount of its foreign guarantee is not ____ times higher than its own net asset. The total amount of foreign guarantee and amount of a single guarantee cannot beyond the quota specified in the Borrower’s articles of incorporation.
(2.8)	Except the agreed purposes in accordance with the Contract or agreement of the Lender, the Borrower cannot transfer the loan fund under the Contract to the same account or account of related party. The Borrower shall provide the corresponding evidentiary materials for the above transfer.
(2.9)	The Lender has the right to collect the loan in advance according to the Borrower’s withdrawal of funds.
(2.10)	The Borrower shall report the obligatory rights to the Lender on a regular basis and submit the relevant business contract, evidentiary materials, etc., of large amount of obligatory rights to the Lender for keeping copies. When the Borrower’s limitation of action of foreign obligatory rights will be due, while the repayment of the Lender’s loan is not yet due, if the Borrower doesn’t press for subordinate debtor’s payment of debt, it means the debt owed by the Borrower to the Lender is due, and the Lender can directly file a lawsuit of subrogation right.
(2.11)	The Lender has right to know, supervise, inspect and check the Borrower’s production and operation, financial activities, material inventory, assets and liabilities, bank deposit, cash on hand, using of loan and other situations regularly or from time to time. The Lender is entitled to supervise if the Borrower uses the loan in accordance with the agreed purposes of the Contract and the using situation of loan as well as to propose suggestions and requirements.
(2.12)	The Lender has the right to report the Borrower’s avoiding of supervision, loan delinquency of principal and interest and other severe defaults to relevant departments or units, as well as carrying out collection through news media. The Borrower has the right to sign for the collection letter or documents sent by the Borrower or served in other ways, and send a receipt within 3 workdays after signature.
(2.13)	The Lender has the right to adopt appropriate corresponding measures directing at the Borrower according to the compulsive and guiding regulations, instructions, practices or agreements of supervision department without advance notice to the Borrower or asking for written approval of the Borrower.

Exhibit 10.7 English translation for convenience purposes only

(2.14)	The Lender is not responsible for the overdue loan caused by other reasons rather than its own.
(2.15)	The Borrower shall use the loan in accordance with the period and purpose of loan agreed in the Contract without occupying or diverting. The loan funds cannot be used in stock market, futures market or investment of equity capital, nor used for illegal trading of securities, futures, real estate, etc. The Borrower is not allowed to do the mutual lending which is not related to the normal main business with non-affiliated corporation or other activities limited by our country’s laws, regulations and policies or prohibited by the Lender.
(2.16)	The Borrower shall fulfill the Contract honestly. The fulfillment of debts will not be influenced due to any dispute with the third party or any reason except the provisions of laws and regulations. The Borrower shall not have any behaviors of violating honesty or avoiding debts, such as intentional transfer of funds and assets, surreptitious withdrawal of funds, no signature on documents sent by the Lender, etc.
(2.17)	The Lender has the right to evaluate if the problems stipulated in the Contract will happen to the Borrower’s affiliated corporations, guarantors or affiliated corporations of guarantors or have influence on the Borrower and thus threaten the security of the Lender’s obligatory rights. The Lender has the right to adopt any measure or several measures stipulated in the Contract according to the evaluation result.
(2.18)	The Borrower shall fully pay any payables and is not allowed to propose any offset or attached condition. The Borrower’s deposits in the Lender’s bank and sub-branch can offset its any due debt in party B and sub-branch of party B. Whether the deposits is due or not, as well as the currency, having no influence on executing the offset right in accordance with the agreement. The Borrower is responsible for related expenses.
(2.19)	The Borrower doesn’t have owing taxes, if it has, the Borrower shall pay taxes and provide duty-paid proof and pay warrant.
(2.20)	Other matters promised by the Borrower:

____________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________.

Article 10 The affiliated transaction of the Borrower within the group belongs to the following ____ kind:

(1)	The Borrower doesn’t belong to the group customers determined by the Lender in accordance with Risk Management Guidance of Commercial Bank Group Giving Credit to Customers (referred to as Guidance).
(2)	The Borrower belongs to the group customers determined by the Lender in accordance with Risk Management Guidance of Commercial Bank Group Giving Credit to Customers (referred to as Guidance). The Borrower shall report the situation of affiliated transaction which exceeds 10% of the net asset to the Lender timely, including affiliated relation among all parties of transaction, project, nature and amount of transaction or corresponding proportion, pricing policy (including the transaction which has no amount or only symbolic amount).

Exhibit 10.7 English translation for convenience purposes only

Article 11 Defaults and Dispositions

(1)	Any following matter will form or be considered as default of the Borrower under the Contract:
(1.1)	The Borrower fails to perform the obligation of full payment and repayment to the Lender on time in accordance with the Contract;
(1.2)	The Borrower fails to draw loan funds in accordance with the agreed method of the Contract or use the loan for other purposes beyond the Contract;
(1.3)	The Borrower’s declarations in the Contract are not true or violate the promises made by the Borrower in the Contract;
(1.4)	The situations which are stipulated in the Contract and considered by the Lender probably having influence on the financial status and fulfillment ability of the Borrower or guarantor happen, while the Borrower doesn’t provide new guarantee or replace the guarantor according to the regulations of the Contract;
(1.5)	The Borrower’s credit rating lowers or its profitability, debt paying ability, operation ability, cash flow and other financial indexes worsen, breaking through the index limits of the Contract or other financial agreements;
(1.6)	The Borrower appears defaults under other contracts signed with the Lender or other organizations of Hubei Bank Co., Ltd.;
(1.7)	The guarantor violates the Contract or appears defaults under other contracts signed with the Lender or other organizations of Hubei Bank Co., Ltd.;
(1.8)	The Borrower stops the business or appears dissolution, repeal or bankruptcy;
(1.9)	The Borrower involves in or may involve in major economic disputes, litigation, arbitration, or the Borrower’s assets are closed down, detained or executed forcibly, or investigated through filing a case or disposed by judicial office or tax administration or administration of commerce and industry legally, having influenced or probably influencing the Borrower’s fulfillment of obligation under the Contract;
(1.10)	The Borrower’s main investor and key manager change abnormally, disappear or are investigated or their personal freedom is limited by judicial office legally, which has influenced or may influence the Borrower’s performance of obligations under the Contract;
(1.11)	The Lender finds there are situations which may influence the financial status and fulfillment ability of the Borrower or guarantor when the Lender checks the Borrower’s financial status and fulfillment ability every year (i.e. every full year since the effective date of the Contract);

Exhibit 10.7 English translation for convenience purposes only

(1.12)	The designated account of withdrawal of funds appears large amount of money and abnormal inflow and outflow of funds, and the Borrower cannot provide explanatory materials approved by the Lender;
(1.13)	The Borrower doesn’t provide new guarantee measures for the Lender when the Borrower’s affiliated corporations, guarantor or affiliate corporations of the guarantor appear situations which may endanger the realization of the Lender’s obligatory rights;
(1.14)	The Borrower makes use of false contract which is signed with the affiliated party, discounts or pledges the notes receivable, receivables, and other obligatory rights without true trading background at bank to obtain the bank’s funds or credit; the Borrower appears major merger, acquisition, restructuring, etc., which the Lender considers may influence the security of loan; the Borrower intentionally avoids the bank’s obligatory rights through affiliated transaction;
(1.15)	Any member corporation or its affiliated corporation of the group which the Borrower belongs to appears overdue or other defaults at Hubei Bank or other banks;
(1.16)	Others:

____________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________.

(2)	When the Borrower violates other regulations of Party A’s rights and obligations in the Contract or appears the defaults stipulated in the preceding provision, the Lender has the right to adopt the following measures according to the specific situations respectively or at the same time, taking no responsibility for any loss caused by the Borrower:
(2.1)	Require the Borrower and guarantor to correct their defaults within a definite time.
(2.2)	The Lender has the right to decide unilaterally to stop paying the Borrower unused loan, and to collect partial or full principal and interest of loan in advance.
(2.3)	Fully or partially suspend or terminate the Borrower’s application of drawing and other business under the Contract or other contracts between the Borrower and the Lender; fully or partially suspend, cancel, or terminate lending, paying and transacting the loan and trade financing which are not made yet;
(2.4)	Fully or partially declare the immediate due date of unpaid loan/principal and interest of trade financing and other payables under the Contract or other contracts between the Borrower and the Lender in advance. The Borrower shall immediately repay all the debts under the Contract and pay the Lender overdue default interest, compound interest, penalty for breach of contract, compensation, etc., since the due date after receiving the Lender’s notice of due loan.
(2.5)	Stop or terminate the Contract. Fully or partially stop or terminate other contracts between the Borrower and the Lender and require the Borrower to undertake the responsibility of defaults.

Exhibit 10.7 English translation for convenience purposes only

(2.6)	Require the Borrower to compensate the loss caused to the Lender due to the Borrower’s defaults.
(2.7)	Execute the security interests.
(2.8)	Require the guarantor to take the responsibility of guarantee.
(2.9)	Require the Borrower to provide new guaranty, replace the guarantor, etc., in order to guarantee the debts under the Contract.
(2.10)	Other necessary and probable measures approved by the Lender.

Article 12 Other Articles

(1)	Expenses of parties
(1.1)	Party A shall bear the expanses caused by Party A’s breach of the Contract (including but not limited to Party B’s actual legal costs, arbitration fees, property preservation costs, travel expenses, execution fees, evaluation fees, auction fees, notarization fees, delivery fees, announcement fees, counsel fees, etc., caused by Party A’s defaults);
(1.2)	The agreement of other expanses between Party A and Party B are as follows:

 ____________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________.

(2)	Using of Party A’s information

Party A agrees Party B to inquire Party A’s credit standing from the established credit database approved by People’s Bank of China and competent department of credit investigation or relevant departments or units, and provide Party A’s information for the above credit database. Party A also agrees Party B can reasonably use and publish Party A’s information for business needs.

(3)	Announcement of collection

Party B has the right to report Party A’s default of principal and interest of loan or other defaults to the relevant departments or units, as well as to carry out announcement of collection through news media.

(4)	Evidentiary effect of Party B’s records

Unless there are reliable and certain contrary evidences, Party B’s internal financial records of principal, interest, expenses, repayment and other contents, the invoices and vouchers made or retained by Party B in the process of Party A drawing, repaying, paying interest and doing other business, and Party B’s records and vouchers of collection of loan all constitute the conclusive evidence which can effectively prove the obligatory relationship between Party A and Party B. Party A cannot raise an objection only because the above records, invoices and vouchers are made or retained by Party B unilaterally.

(5)	Reservation of rights

Party B’s rights under the Contract don’t influence or exclude any right enjoyed by Party B according to laws, regulations and other contracts. Any toleration, grace and privilege to default or delay, or delay of executing any right under the Contract cannot be regarded as waiver of powers and rights under the Contract, or permission or approval of breach of the Contract, nor can limit, prevent or obstruct the continuous execution of the rights or any other right, nor leading to Party B being responsible for Party A.

Exhibit 10.7 English translation for convenience purposes only

(6)	If Party A owes other due debts to Party B except the debt under the Contract, Party B has the right to use the funds of RMB or other currencies from the account opened by Party A in Hubei Banking System for firstly paying off any due debt, and Party A agrees to raise no objection.
(7)	Party A shall notice Party B in writing timely if Party A’s postal address or contacts change. Party A shall bear the loss caused by deferred notice.
(8)	Deduction and Collection of payables

As to all the payables of Party A under the Contract, Party B has the right to deduct and collect the corresponding funds of RMB or other currencies from the account opened by Party A in Hubei Banking System without advance notice to Party A. Unless otherwise stipulated by our country’s authorized organization, the deduction and collection of payables shall be firstly used for paying off the Lender unpaid due expanses, then used for paying off the unpaid due interest, and lastly used for paying off unpaid due principal. Party A is responsible for assisting Party B to transact the procedure of exchanging selling or foreign exchange trading when it is needed. The exchange rate risk is undertaken by Party A.

(9)	Dispute resolution

Disputes happened in the process of fulfillment of the Contract can be resolved by negotiation. If the negotiation fails, disputes can be resolved by following the ___ way:

(9.1)	File a lawsuit to the local people’s court of Party B.
(9.2)	Submit disputes to ______________ arbitration committee (address of the arbitration is ___________________). The arbitration follows the committee’s arbitration rules which are currently effective when applying for arbitration. The adjudication of arbitration is definitive with binding effect on both parties.

During the period of litigation or arbitration, Articles of the Contract which don’t refer to the disputes still need to be fulfilled.

(10)	Entry into force conditions of the Contract

The Contract shall take effect when legal representatives (principal) or authorized agents of both parties sign and seal.

The attachment under the Contract is the part of the Contract with equal force of law.

(11)	The Contract is made in four (4) copies.
(12)	Other agreed matters:
(1.1)	The obligatory right under the Contract is the main obligatory right guaranteed by No. ____ contract of _______________ (fill in the name of guarantee contract, if any);
(1.2)	_____________________________________________________________________________________________________________________________.

_________________________________________________________________________________________________________________________________________.

Exhibit 10.7 English translation for convenience purposes only

Party A has fully read and understood the Articles of the Contract. Party B has adopted reasonable method to warn Party B to pay attention to the Articles under the Contract, and has given sufficient explanation of related Articles in accordance with Party A’s requirements. There is no objection in understanding contents of all Articles in the Contract between Party A and Party B.

Borrower (seal of Party A): _________________

Legal representative (or authorized agent)

Signature: ________________________

____10____ day____12_____ month _____2013____ year

Lender (seal of Party B): _________________

Legal representative (or authorized agent)

Signature: ________________________

__10______ day __12_______ month __2013_______ year